SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   ---------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 15, 2003



                Trust Certificates (TRUCs), Series 2002-1 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


            New York                 333-58504-05             02-6139156
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(State or other jurisdiction         (Commission          (I.R.S. employer
     of incorporation)               file number)         identification no.)


        c/o U.S. Bank Trust National Association
        100 Wall Street, Suite 1600
        New York, New York                                            10005
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(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------

                                      N/A
     --------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          99.1 Trustee's Report in respect of the May 15, 2003 Distribution
               Date

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Trust Certificates (TRUCs), Series 2002-1 Trust
                             By:    U.S. Bank Trust National Association,
                                    not in its individual capacity, but solely
                                    as  Trustee on behalf of Trust
                                    Certificates (TRUCs),
                                    Series 2002-1 Trust


                             By:  /s/  Adam Berman
                                  --------------------
                                  Name:  Adam Berman
                                  Title:    Trust Officer








Dated: May 19, 2003







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





                                 EXHIBIT INDEX


Exhibit                                                                Page
-------                                                                ----

99.1    Trustee's Report in respect of the May 15, 2003
        Distribution Date                                               5



                                      4